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                                                                   EXHIBIT 10.32

                           AMENDMENT NO. 6 AND WAIVER


                                                      Dated as of March 30, 2001

To the banks, financial institutions and other institutional lenders
  (collectively, the "BANKS") party to the Credit Agreement referred to below, to Citicorp USA, Inc. as administrative agent for the Banks and as the Swing
  Line Bank, and to Bank of America, N.A., as documentation agent

Ladies and Gentlemen:

         We refer to the Fourth Amended and Restated Revolving Credit Agreement dated as of August 25, 2000 (as amended by Amendment No. 1 dated as of September 29, 2000, Amendment No. 2 and Waiver dated as of November 30, 2000, Amendment No. 3 and Waiver dated as of December 22, 2000, Amendment No. 4 dated as of February 2, 2001, and Amendment No. 5 dated as of February 12, 2001, the "CREDIT AGREEMENT") among the undersigned and you. Capitalized terms not otherwise defined in this Amendment No. 6 and Waiver have the same meanings as specified in the Credit Agreement.

         The Borrower has requested that, on the terms and conditions set forth herein, the Majority Banks agree to amend the Credit Agreement as provided herein, and to waive the requirements of certain covenants as provided herein, and the parties hereto have agreed to so amend the Credit Agreement and to waive such covenants, effective as of the effective date of this Amendment No. 6 and Waiver. It is hereby agreed by you and us as follows:

         (a) The Credit Agreement is, effective as of the effective date of this Amendment No. 6 and Waiver, hereby amended as follows:

         (1) The definition of "Termination Date" in Section 1.01 of the Credit Agreement in amended in its entirety as follows:

             "`Termination Date' means December 31, 2001, or, if earlier, the date of termination in whole of the Commitments pursuant to Section 2.03 or 7.01."

         (2) Section 2.09(b) of the Credit Agreement is hereby amended in its entirety as follows:

             "(b) Asset Sales Mandatory Prepayments. Upon any Asset Sale by the Borrower or any Subsidiary of the Borrower 100% of all Net Cash Proceeds of such Asset Sale subsequent to March 15, 2001 shall be delivered directly to the Agent by the purchaser of the Assets upon closing of the respective Asset Sale, and any deferred cash proceeds of any such Asset Sale shall be delivered directly to the Agent (at which time the same shall become Net Cash Proceeds); provided however that Net Cash Proceeds from retained assets shall be delivered to the Agent no later than 15 Business Days after the end of each month, and such Net Cash Proceeds shall be applied in accordance with Section 2.09(f); provided, further, however, that the Borrower and its Subsidiaries




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         immediately may make payments in connection with the Benz Litigation not to exceed $700,000 in cash as described in item (b)(1) of Amendment No. 6 dated as of March 30, 2001; provided, further, however, that, after all Letters of Credit are cash collateralized as provided in the Credit Agreement and all of the Existing Debt Obligations of the Borrower and its Subsidiaries under the Credit Agreement are paid in full, the Borrower and its Subsidiaries may make additional settlement payments in the Benz Litigation not to exceed $2,000,000 as described in item (b)(1) of Amendment No. 6, dated as of March 30, 2001. After all Letters of Credit are cash collateralized as provided in the Credit Agreement and all Existing Debt Obligations under the Credit Agreement are paid in full, the Borrower may retain all Net Cash Proceeds of Asset Sales; provided however, that the Borrower continues to pay all other continuing obligations arising under the Credit Agreement when due and owing. The Agent shall not be required to release any of its liens on the Assets sold as provided for in Section 8.08 herein until it receives the Net Cash Proceeds of the respective Asset Sale as provided for in this Section 2.09(b) or unless other provisions satisfactory to the Agent are contained in the respective escrow instructions for the payment of Net Cash Proceeds."

         (3) Annex E to the Credit Agreement is hereby replaced with Exhibit A hereto.

         (b) The Majority Banks hereby waive, effective as of the effective date of this Amendment No. 6 and Waiver:

         (1) the Borrower's non-compliance with Section 6.02(q) with respect to the settlement of the Benz Litigation; provided that the aggregate consideration to be paid by the Borrower and its Subsidiaries in respect of such settlement does not exceed the sum of $700,000 in cash and, after all Letters of Credit are cash collateralized as provided in the Credit Agreement and all Obligations thereunder paid in full, $2,000,000 from the proceeds of future Asset Sales; and

         (2) the Event of Default resulting under Section 7.01(d) of the Credit Agreement in connection with the Borrower's failure to pay by March 15, 2001 the $4,421,250 interest payment due thereby on the 4.5% subordinated notes of the Borrower issued under the Indenture dated as of February 15, 1996.

         This Amendment No. 6 and Waiver shall become effective as of the date first above written when, and only when, (i) the Agent shall have received by 5:00 pm (New York City time) on or before April 6, 2001, counterparts of this Amendment No. 6 and Waiver executed by the undersigned and the Majority Banks or, as to any of such Banks, advice satisfactory to the Agent that such Bank has executed this Amendment No. 6 and Waiver, and the consent attached hereto executed by each Guarantor and (ii) the Borrower shall have paid by such date all amounts due and payable under Section 9.04 of the Credit Agreement. This Amendment No. 6 and Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

         On and after the effectiveness of this Amendment No. 6 and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 6 and Waiver.



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         The Credit Agreement, as specifically amended by this Amendment No. 6 and Waiver, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 6 and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         If you agree to the terms and provisions hereof, please evidence such agreement by executing and telecopying one signature page to Susan McManigal at Citibank, N.A. (Telecopier No. (212) 793-0642) and returning at least three counterparts of this Amendment No. 6 and Waiver to Patience Crowder at Shearman & Sterling, 555 California Street, San Francisco, CA 94104 (Telecopier No. (415) 616-1199).

         This Amendment No. 6 and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 6 and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 6 and Waiver. This Amendment No. 6 and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.


                                    Very truly yours,

                                    PHYCOR, INC.



                                    By  /s/ Tarpley B. Jones
                                        ----------------------------------------
                                       Name: Tarpley B. Jones
                                       Title: Executive Vice President and
                                              Chief Financial Officer







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Agreed as of the date first above written:


CITIBANK, N.A.,
         as Issuing Bank


By: /s/ Susan McManigal
    ------------------------------------------
    Title: Vice President


CITICORP USA, INC.
         as Agent, as Swing Line Bank and as Bank


By: /s/ Susan McManigal
    ------------------------------------------
    Title: Vice President


AMSOUTH BANK, successor in interest by merger to, FIRST AMERICAN NATIONAL BANK


By: /s/ Robert I. Hart
    ------------------------------------------
    Title:  Robert I. Hart, Senior Vice President


BANK OF AMERICA, N.A.


By: /s/
    ------------------------------------------
    Title:  Managing Director


BANKERS TRUST COMPANY


By: /s/ Ryan Zanin
    ------------------------------------------
    Title:  Managing Director


THE BANK OF NOVA SCOTIA, Atlanta Agency


By: /s/ W.J. Brown
    ------------------------------------------
    Title:  Vice President


CREDIT LYONNAIS NEW YORK BRANCH


By: /s/
    ------------------------------------------
    Title:  Vice President




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BANK ONE, NA (f/k/a THE FIRST NATIONAL BANK OF CHICAGO)


By: /s/
    ------------------------------------------
    Title:  First Vice President


AMROC INVESTMENTS, LLC


By:
    ------------------------------------------
     Title:


PATRIARCH PARTNERS, LLC


By:
    ------------------------------------------
     Title:


MELLON BANK, N.A.


By: /s/  Edward L. McGrath
    ------------------------------------------
    Title:  First Vice President


COOPERATIEVE CENTRALE RAIFFEISEN
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH


By:
    ------------------------------------------
    Title:


By:
    ------------------------------------------
    Title:


THE SUMITOMO BANK, LIMITED


By: /s/
    ------------------------------------------
    Title:  Senior Vice President


SUNTRUST BANK


By:
    ------------------------------------------
    Title:





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TORONTO DOMINION (TEXAS), INC.


By: /s/  Carolyn R. Faeth
    ------------------------------------------
    Title:  Vice President


WACHOVIA BANK


By: /s/ Elizabeth Witherspoon
    ------------------------------------------
    Title:  Vice President


CERBERUS PARTNERS, L.P.


By:
    ------------------------------------------
    Title:




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